Exhibit 99.1

Press Release

Navidea Biopharmaceuticals, Inc. Welcomes Dana J Moss, JD to Board of Directors; Amit Bhalla Steps Down

In line with the Company’s Fix, Fund, Propel approach, Dana J Moss, JD joins Navidea’s Board, adding depth in legal advice, strategic business, life sciences and technology in support of stated strategy to advance innovative technology to market. Separately, Amit Bhalla steps down from Board.

DUBLIN, Ohio, July 13, 2023 (BUSINESS WIRE) -- Navidea Biopharmaceuticals, Inc. (NYSE American: NAVB) (“Navidea” or the “Company”), a company focused on the development of precision immunodiagnostic agents and immunotherapeutics, today announced Dana J Moss, JD has joined the Company’s Board of Directors, adding depth in legal advice, strategic business, life sciences and technology in line with Navidea’s stated objectives and its Fix, Fund, Propel approach to advancing innovative technology to market. Separately, Amit Bhalla has stepped down from the Company’s Board.

Experienced Legal Professional, Focused Life Sciences and Technology Expertise

Dana J Moss, JD joins Navidea’s Board of Directors with demonstrated leadership and legal expertise within innovative organizations focused on life sciences and technology driven products. Moss’s career and expertise within both private and public entities bolsters the Board’s ability to guide business strategy, mitigate risks and deliver stockholder value.

“Dana Moss’s addition allows Navidea to level-up expertise in several important areas within the Board,” said Dr. Jason Myers, Owner and Founder of G2G Ventures. “She is a demonstrated expert and professional in the truest sense, with a career that includes strategy, finance, mergers and acquisitions, governance, litigation, and risk mitigation. Dana understands where we are and where we are heading, and has the skills and experience to guide Navidea’s technology and assets to the forefront.”

Dana J Moss most recently served as the Chief Legal Officer and Corporate Secretary at Sequencing Health, Inc., where she was responsible for all legal, regulatory, compliance, and intellectual property matters, led strategy related to fundraising, mergers and acquisitions, and oversaw finance, corporate governance and human resources functions. Her previous experience includes serving as General Counsel, Corporate Secretary at Genapsys, Inc., as a Partner at Cooley LLP with a focus on Commercial Litigation, Program Manager at Mantech International Corporation, and as a Special Agent and Operations Officer of the U.S. Air Force Office of Special Investigations. Ms. Moss earned a Bachelor of Science at the United Air Force Academy, where she was a distinguished graduate, a Master of Arts in Philosophy at the University of Texas at Austin as a USAFA Graduate School Scholarship recipient, and a Juris Doctorate at the University of Maryland Francis King Carey School of Law, where she graduated cum laude. Dana is a 2021 Fellow of the Leadership Council on Legal Diversity and has served on the organizing Board of MissionLink, a nonprofit membership organization for C-level executives of high growth technology companies.

Separately, Amit Bhalla has decided to step down from the Board to focus on other business interests.

“We thank Amit Bhalla for his many contributions during his time with the Board,” said John K. Scott, Jr, Navidea’s Vice Chair of the Board. “Amit’s strategic guidance and expertise within the emerging medical technology space have helped us press our business forward, and we wish him the very best as we continue developing processes and growth strategies led by Navidea’s team of experts and our experienced partners in G2G Ventures.”

About Navidea

Navidea Biopharmaceuticals, Inc. (NYSE American: NAVB) is a biopharmaceutical company focused on the development of precision immunodiagnostic agents and immunotherapeutics. Navidea is developing multiple precision-targeted products based on its Manocept platform to enhance patient care by identifying the sites and pathways of disease and enable better diagnostic accuracy, clinical decision-making, and targeted treatment. Navidea’s Manocept platform is predicated on the ability to specifically target the CD206 mannose receptor expressed on activated macrophages. The Manocept platform serves as the molecular backbone of Tc99m tilmanocept, the first product developed and commercialized by Navidea based on the platform. Navidea’s strategy is to deliver superior growth and shareholder return by bringing to market novel products and advancing the Company’s pipeline through global partnering and commercialization efforts. For more information, visit www.navidea.com.

About G2G Ventures

G2G Ventures is a Colorado-based private equity firm focused on empowering organizations to reach their full potential through investment and consulting services. Specializing in creating long-term partnerships with trusted investors and established businesses, G2G Ventures draws on strong internal balance sheet liquidity, augmented by trusted investor capital, to craft bespoke capital solutions which include private equity investment, venture capital participation, and mezzanine debt options. Beyond financial investment, G2G Ventures provides accretive consulting services to help clarify strategic goals and key performance indicators (KPIs), evolve financial processes, and enhance operational effectiveness. To learn more about how G2G Ventures is a growth partner for enduring business, connect with our team.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Forward-looking statements include our expectations regarding pending litigation and other matters. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things: our history of operating losses and uncertainty of future profitability; the final outcome of any pending litigation; our ability to successfully complete research and further development of our drug candidates; the timing, cost and uncertainty of obtaining regulatory approvals of our drug candidates; our ability to successfully commercialize our drug candidates; dependence on royalties and grant revenue; our ability to implement our growth strategy; anticipated trends in our business; our limited product line and distribution channels; advances in technologies and development of new competitive products; our ability to comply with the NYSE American continued listing standards; our ability to maintain effective internal control over financial reporting; the impact of the current coronavirus pandemic; and other risk factors detailed in our most recent Annual Report on Form 10-K and other SEC filings. You are urged to carefully review and consider the disclosures found in our SEC filings, which are available at http://www.sec.gov or at http://ir.navidea.com.

Investors are urged to consider statements that include the words “will,” “may,” “could,” “should,” “plan,” “continue,” “designed,” “goal,” “forecast,” “future,” “believe,” “intend,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions, as well as the negatives of those words or other comparable words, to be uncertain forward-looking statements.

You are cautioned not to place undue reliance on any forward-looking statements, any of which could turn out to be incorrect. We undertake no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

Investor Relations Contact

Navidea Biopharmaceuticals, Inc.

G2G Ventures - Executive Consultant

Theodore Gerbick

Chief Marketing Officer

tgerbick@g2g.ventures